UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

               Date of Report:  September 22, 1997



                    THE LUBRIZOL CORPORATION
----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


OHIO                         1-5263                    34-0367600
----------------------------------------------------------------
(State or other         (Commission File         (I.R.S. Employer
jurisdiction of              Number)               Identification
 incorporation)                                           Number)


29400 Lakeland Boulevard
Wickliffe, OH                                          44092-2298
----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


                         (440) 943-4200
----------------------------------------------------------------
      (Registrant's telephone number, including area code)


                               N/A
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On September 22, 1997, the Board of Directors of The Lubrizol Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing Shareholders Rights Plan by adopting a new Shareholders Rights Plan. The new Plan, like the existing Plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide full and fair value to all shareholders and enhance the Board of Directors' ability to represent all shareholders and thereby maximize shareholder value.

          Pursuant to the new Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "1997 Rights Agreement"), one right ("Right") will be issued for each Common Share, without par value, of the Company outstanding to shareholders of record on September 22, 1997. Each of the new Rights initially will entitle the registered holder to purchase from the Company one-half of one Common Share, at a price of $170 per whole share. The Rights generally will not become exercisable unless and until any person either (a) acquires 20% or more of the outstanding Common Shares, or (b) commences a tender offer for 20% or more of the outstanding Common Shares, without the prior approval of the Board of Directors. The new Rights are generally redeemable at $0.05 per Right at any time until ten Business Days following the earlier of (a) a public announcement that a 20% or greater position in the Company's Common Shares has been acquired and (b) the commencement of a tender offer for 20% or more of the outstanding Common Shares. The Rights will expire, unless earlier redeemed or extended, on October 12, 2007.

          A description of the new Rights is set forth in the 1997 Rights Agreement, a copy of which is filed herewith and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

  4.1 Rights Agreement, dated as of October 13, 1997, between The Lubrizol Corporation and American Stock Transfer & Trust Company, which includes as Exhibit A thereto the Form of Rights Certificate (incorporated by reference to the Registrant's Form 8-A dated October 1, 1997).

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   THE LUBRIZOL CORPORATION


                                   BY:      /s/Gregory P. Lieb
                                   -------------------------------
                                   Gregory P. Lieb
                                   Chief Accounting Officer and
                                     Duly Authorized Signatory of
                                     The Lubirzol Corporation

Dated:  October 1, 1997